                                                                  EXHIBIT 10.4.4


                                  April 10,2002

American Cellular Corporation
14201 Wireless Way
Oklahoma City, Oklahoma 73134-2512

Attn::  Mr. Richard Sewell

        RE:  LIMITED WAIVER

             Credit Agreement, dated as of February 25, 2000 (such agreement, together with all amendments and restatements, the "Credit Agreement"), among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Administrative Agent, CIBC World Markets Corp. and Barclays Bank PLC as Co-Documentation Agents, Lehman Commercial Paper Inc. and TD Securities (USA) Inc., as Co-Syndication Agents, and certain Managing Agents, Co-Agents, and Lenders party thereto.

Ladies and Gentlemen:

         Reference is made to the Credit Agreement. Capitalized terms used in this letter shall have the meanings ascribed to them in the Credit Agreement.

         Borrower's SEC Form 10-K with respect to its fiscal year ended December 31, 2001, contains footnotes to the financial statements describing the likely need of Borrower in 2002 to reduce Debt of Companies over projected debt levels in order for Borrower to comply with certain financial covenants in the Credit Agreement and an opinion of Borrower's auditors that Borrower could violate one of such covenants (the "DISCLOSURES"). Lenders believe that a reasonable interpretation of the Disclosures is that Borrower may not be able to satisfy, because of the Disclosures, Credit Agreement Sections 7.3(c), 7.3(d), 8.6, 9.3(a)(i), and 9.3(a)(ii), each of which is a condition (each, singly a "CONDITION" and collectively, the "CONDITIONS") to each Borrowing and the issuance of each LC.

         Credit Agreement Section 9.3(a)(ii) requires delivery to Administrative Agent not later than 90 days after the last day of each fiscal year of Parent, of a certificate of the independent certified public accountants who audited such financial statements stating that "during its audit it obtained no knowledge of any Default or Potential Default, or if it did obtain such knowledge, the nature and period of existence thereof...." Borrower did not deliver to Administrative Agent the certificate required by Credit Agreement
Section 9.3(a)(ii) for Parent's fiscal year ended December 31, 2001, by the date required for delivery and such failure is a Default under Credit Agreement
Section 10.2(a) (the "CERTIFICATE DEFAULT").

         An interest payment in the amount of $10,522,826.44 was due on April
8, 2002. Borrower has informed Administrative Agent that Borrower will not pay due to funding limitations all or any portion of such interest payment until the Effective Date of this letter. Such failure to pay interest within three days after the due date is a Default under Credit Agreement Section 10.1 (the "PAYMENT DEFAULT"). The effectiveness of this Waiver is conditioned upon receipt on the Effective Date by Administrative Agent on behalf of Lenders of payment in full in immediately available funds of all amounts due and payable on April 8, 2002; provided, that if the effectiveness of this letter (other than satisfaction of the condition precedent of payment of the amounts specified in this paragraph on the Effective Date) occurs later than 9:30 a.m. (Dallas time) on the Effective Date, such payment shall be paid on the Business Day immediately following the Effective Date.

         At the request of Borrower and subject to the terms and conditions hereof, Required Lenders hereby waive (a) each failure to comply with the Conditions, (b) any Default and Potential Default under Credit Agreement Sections 10.2 and 10.14 resulting solely from Borrower's failure to satisfy each Condition, as a condition precedent to each Borrowing and the issuance of each LC (with respect to both (a) and (b) above, only insofar as such non-compliance with the Conditions, and any resulting Default or Potential Default under Sections 10.2 and 10.14, results solely from the Disclosures), (c) the Certificate Default and (d) the Payment Default (with respect to (d) above, only if all of the interest payment due on April 8, 2002 is paid in full on or before the Effective Date).

         The effectiveness of this waiver shall terminate on the earlier of (i) 5:00 p.m. (Dallas time) on May 17, 2002 (the "WAIVER TERMINATION"), (ii) the occurrence of any Default or Potential Default (other than the failures to comply with the Conditions and Defaults and Potential Defaults specifically waived in the preceding paragraph), and (iii) unless otherwise agreed to by Required Lenders, if the sum of (a) the unpaid principal balance of all Borrowings under the Revolver Facility (excluding Swing Line Borrowings), plus
(b) the unpaid principal balance of all Swing Line Borrowings, plus (c) all LC Exposure, exceeds $95,944,580.47. On April 3, 2002, (a) the unpaid principal balance of all Borrowings under the Revolver Facility (excluding Swing Line Borrowings) was $69,368,580.47, (b) the unpaid principal balance of all Swing Line Borrowings was $6,000,000.00, and (c) all LC Exposure was $76,000.00.

         All other terms and provisions of the Credit Agreement and all Loan Documents remain effective. The parties hereto expressly acknowledge and agree that the agreements of Required Lenders herein do not constitute a consent to any other action or inaction by Borrower or any Guarantor, nor a waiver of any other provision of the Credit Agreement or any other Loan Document.

         Notwithstanding any contrary provision, this letter is not effective until the date upon which (a) Administrative Agent receives (i) counterparts of this letter executed by Borrower, each Guarantor, and Required Lenders, (ii) payment of all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to this letter, (iii) payment of all reasonable costs, fees, and expenses of Administrative Agent's counsel, Haynes & Boone, LLP ("H&B") and Winstead Sechrest & Minick P.C. ("WSM") incurred through the date of this letter, and (iv) all amounts described in the fourth paragraph of this letter; (b) Administrative Agent's counsel, WSM, receives a deposit in the amount of $200,000; and (c) WSM's advisor, Ernst & Young Corporate Finance LLC ("EYCF"), receives a deposit in the amount of $200,000. On the Business Day upon which all of the preceding conditions precedent are satisfied (the "EFFECTIVE DATE"), this letter shall be effective as of March 29, 2002.

         Borrower acknowledges and agrees that from and after the Effective Date (and notwithstanding the occurrence of the Waiver Termination or other termination of this letter):

                 (a) Borrower shall, in accordance with Credit Agreement Section 9.4, cooperate with EYCF;

                 (b) Borrower shall, in accordance with Credit Agreement Sections 11.11 and 11.12, pay all reasonable fees and expenses of H&B, WSM, and EYCF; and

                 (c) each request for a Swing Line Borrowing shall constitute the representation and warranty by Borrower that each of the matters (except only those matters expressly waived pursuant to this letter and only for so long as such matters are waived pursuant to this letter) in Credit Agreement Sections 7.3(c) through (h) are true and correct on the date of request for such Swing Line Borrowing and after giving effect to such Swing Line Borrowing.

         As a material inducement to Administrative Agent and Lenders to execute and deliver this letter, Borrower and each Guarantor (a) consent to the agreements in this letter, (b) agree and acknowledge that (i) the execution, delivery, and performance of this letter shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed, and (ii) nothing in this letter is intended as or shall be construed as a waiver of any Right of Administrative Agent or any Lender pursuant to any Affiliate Subordination Agreement or any other agreement purporting to subordinate any Debt, Lien, or Right of any Person to the Obligation and the Rights of Administrative Agent and Lenders, and (c) VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ADMINISTRATIVE AGENT ANT) THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A "RELEASED PARTY"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED OR THE EFFECTIVE DATE, WHICH BORROWER OR ANY GUARANTOR MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "OBLIGATIONS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS LETTER.

         Please acknowledge your agreement with the foregoing by the execution of a counterpart of this letter in the space provided below. This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought. Telecopies of signatures shall be binding and effective as originals.

                               BANK OF AMERICA, N.A.
                               Administrative Agent


                               By: /s/ PATRICK HONEY
                                   --------------------------------------------
                                   Name: PATRICK HONEY
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                AMERICAN CELLULAR CORPORATION
                                (SUCCESSOR BY MERGER TO ACC ACQUISITION CO.), as Borrower

                                By: /s/ BRUCE R. KNOOIHUIZEN
                                    --------------------------------------------
                                    Name:  Bruce R. Knooihuizen
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                            ACC ACQUISITION, LLC, Parent, and as Guarantor, by its members:

                                AT&T WIRELESS SERVICES JV CO.


                                By: /s/ ERROL HARRIS
                                    --------------------------------------------
                                    Name: Errol Harris
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                DOBSON JV COMPANY



                                By: /s/ BRUCE R. KNOOIHUIZEN
                                    --------------------------------------------
                                    Name: Bruce R. Knooihuizen
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                GUARANTORS:

                                ACC OF KENTUCKY LLC
                                ACC KENTUCKY LICENSE LLC
                                ACC OF MICHIGAN CORPORATION
                                ACC MICHIGAN LICENSE LLC
                                ACC OF MINNESOTA CORPORATION
                                ACC MINNESOTA LICENSE LLC
                                ACC NEW YORK LICENSE LLC
                                ACC NEW YORK LICENSE I LLC
                                ACC NEW YORK LICENSE II LLC
                                ACC NEW YORK LICENSE III LLC
                                ACC OF OHIO CORPORATION
                                ACC OHIO LICENSE LLC
                                ACC OF PENNSYLVANIA LLC
                                ACC PENNSYLVANIA LICENSE LLC
                                ACC OF TENNESSEE LLC
                                ACC TENNESSEE LICENSE LLC
                                ACC OF WAUSAU CORPORATION
                                ACC WAUSAU LICENSE LLC
                                ACC OF WEST VIRGINIA CORPORATION
                                ACC WEST VIRGINIA LICENSE LLC
                                ACC OF WISCONSIN LLC
                                ACC WISCONSIN LICENSE LLC
                                ALEXANDRA CELLULAR CORPORATION
                                ALTON CELLTELCO CELLULAR CORPORATION
                                ALTON CELLTELCO PARTNERSHIP
                                AMERICAN CELLULAR WIRELESS LLC
                                CELLULAR INFORMATION SYSTEMS OF LAREDO, INC.
                                CHILL CELLULAR CORPORATION
                                DUTCHESS COUNTY CELLULAR TELEPHONE COMPANY, INC. PCPCS CORPORATION


                                By:  /s/ BRUCE R. KNOOIHVIZEN
                                     ---------------------------------------
                                     Name: Bruce R. Knooihvizen
                                     Title: Vice President

                                (for all of the above-referenced Guarantors)

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                BANK OF AMERICA, N.A.,
                                as Administrative Agent and a Lender

                                By: /s/ PATRICK HONEY
                                    --------------------------------------------
                                    Name: Patrick Honey
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                AERIES FINANCE-II LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Sub-Managing Agent

                                By: /s/ SCOTT BASKIND
                                    --------------------------------------------
                                    Name: Scott Baskind
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               ADDISON CDO, LIMITED (ACCT 1279)
                               By: Pacific Investment Management Company LLC,
                                   as its Investment Advisor

                                   By: /s/ MOHAN V. PHANSALKAR
                                       --------------------------------------
                                       Mohan V. Phansalkar
                                       Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             AG CAPITAL FUNDING PARTNERS, L.P.
                             BY: ANGELO, GORDON & CO., L.P.,
                             AS INVESTMENT ADVISOR
                             -------------------------------------------------,
                             as a Lender


                             By: /s/ JOHN W. FRASER
                                 ---------------------------------------------
                                 Name: JOHN W. FRASER
                                       ---------------------------------------
                                 Title: MANAGING DIRECTOR
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             All First Bank
                             -------------------------------------------------,
                             as a Lender


                             By: /s/ MICHAEL G. TOOMEY
                                 ---------------------------------------------
                                 Name: MICHAEL G. TOOMEY
                                       ---------------------------------------
                                 Title: VICE PRESIDENT
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                    Alliance Capital Management L.P., as
                                    Manager on behalf of ALLIANCE CAPITAL
                                    FUNDING, L.L.C., as Assignee
                                    By: ALLIANCE CAPITAL
                                    MANAGEMENT CORPORATION, General
                                    Partner of Alliance Capital Management, L.P.

                                    By: /s/ NANTHA SUPPIAH
                                        ----------------------------------------
                                        Name:  Nantha Suppiah
                                        Title: Assistant Vice President

                                    New Alliance Global CDO, Limited
                                    By: Alliance Capital Management L.P.,
                                    as subadvisor
                                    By: Alliance Capital Management Corporation,
                                    as General Partner

                                    By: /s/ NANTHA SUPPIAH
                                        ----------------------------------------
                                        Name:  Nantha Suppiah
                                        Title: Assistant Vice President

                                    Monument Capital Ltd., as Assignee
                                    By: Alliance Capital Management L.P.,
                                    as Investment Manager
                                    By: Alliance Capital Management Corporation,
                                    as General Partner

                                    By: /s/ NANTHA SUPPIAH
                                        ----------------------------------------
                                        Name:  Nantha Suppiah
                                        Title: Assistant Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                AMARA 2 FINANCE, LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Sub-Advisor

                                By: /s/ SCOTT BASKIND
                                    --------------------------------------------
                                    Name: Scott Baskind
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             American Express Certificate Company
                             By: American Express Asset Management Group, Inc. As Collateral Manager
                             -------------------------------------------------,
                             as a Lender


                             By: /s/ STEVEN B. STAVER
                                 ---------------------------------------------
                                 Name: Steven B. Staver
                                       ---------------------------------------
                                 Title: Managing Director
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             APEX (IDM) CDO I, LTD.
                             -------------------------------------------------,
                             as a Lender


                             By: First Union Institutional
                                 ---------------------------------------------,
                                 Debt Management
                                 ---------------------------------------------
                                 as Collateral Manager
                                    ------------------------------------------

                             By: /s/ ADRIENNE MUSGNUG
                                 ---------------------------------------------
                                 Name: Adrienne Musgnug
                                       ---------------------------------------
                                 Title: Director
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                         NEMEAN CLO, LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Investment Manager

                                         BY:      /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:        GORDON COOK
                                         Title:  SENIOR VICE PRESIDENT
                                                  & PORTFOLIO MANAGER


                                         ARCHIMEDES FUNDING II, LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         BY:      /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:        GORDON COOK
                                         Title:  SENIOR VICE PRESIDENT
                                                  & PORTFOLIO MANAGER


                                         ARCHIMEDES FUNDING III, LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         BY:      /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:        GORDON COOK
                                         Title:  SENIOR VICE PRESIDENT
                                                  & PORTFOLIO MANAGER


                                         ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         BY:      /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:        GORDON COOK
                                         Title:  SENIOR VICE PRESIDENT
                                                  & PORTFOLIO MANAGER

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               ATHENA CDO, LIMITED (ACCT 1277)
                               By: Pacific Investment Management Company LLC,
                                   as its Investment Advisor

                                   By: /s/ MOHAN V. PHANSALKAR
                                       --------------------------------------
                                       Mohan V. Phansalkar
                                       Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                AVALON CAPITAL LTD. 2
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Advisor

                                By: /s/ SCOTT BASKIND
                                    --------------------------------------------
                                    Name: Scott Baskind
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               The Bank of New York
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ STEVEN J. CARRELL
                                   --------------------------------------------
                                   Name: Steven J. Carrell
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               BANK OF NOVA SCOTIA
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ STEPHEN C. LEVI
                                   --------------------------------------------
                                   Name: STEPHEN C. LEVI
                                         --------------------------------------
                                   Title: AUTHORIZED SIGNATORY
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               Barclays Bank PLC
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ BENJAMIN SHIH
                                   --------------------------------------------
                                   Name: Benjamin Shih
                                         --------------------------------------
                                   Title: Associate Director
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               BNP PARIBAS
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ OLA ANDERSSEN
                                   --------------------------------------------
                                   Name: OLA ANDERSSEN
                                         --------------------------------------
                                   Title: DIRECTOR
                                          -------------------------------------


                               By: /s/ BEN TODRES
                                   --------------------------------------------
                                   Name: BEN TODRES
                                         --------------------------------------
                                   Title: Director
                                          -------------------------------------
                                          Media & Telecom Finance
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CAPTIVA FINANCE LTD.,

                                By: /s/ DAVID DYER
                                    --------------------------------------------
                                    Name: David Dyer
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CAPTIVA II FINANCE LTD.,

                                By: /s/ DAVID DYER
                                    --------------------------------------------
                                    Name: David Dyer
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CAPTIVA III FINANCE LTD. (ACCT. 275),
                                as advised by Pacific Investment Management
                                Company LLC

                                By: /s/ DAVID DYER
                                    --------------------------------------------
                                    Name: David Dyer
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CAPTIVA IV FINANCE LTD. (ACCT. 1275),
                                as advised by Pacific Investment Management
                                Company LLC

                                By: /s/ DAVID DYER
                                    --------------------------------------------
                                    Name: David Dyer
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                Centurion CDO II, Ltd.

                                By: American Express Asset Management
                                    Group Inc. as Collateral Manager
                                ------------------------------------------------
                                as a Lender

                                By: /s/ STEVEN B. STAVER
                                    --------------------------------------------
                                    Name:  Steven B. Staver
                                          --------------------------------------
                                    Title:  Managing Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CERES II FINANCE LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Sub-Managing Agent (Financial)

                                By: /s/ SCOTT BASKIND
                                    --------------------------------------------
                                    Name: Scott Baskind
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CHARTER VIEW PORTFOLIO
                                By: INVESCO Senior Secured Management, Inc.
                                    As Investment Advisor

                                By: /s/ SCOTT BASKIND
                                    --------------------------------------------
                                    Name: Scott Baskind
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                CIBC INC.
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ LAURA HOM
                                   --------------------------------------------
                                   Name: Laura J. Hom
                                         --------------------------------------
                                   Title: Executive Director
                                          -------------------------------------
                                          CIBC World Markets Corp. As Agent
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                COLISEUM FUNDING LTD.

                                BY TRAVELERS ASSET MANAGEMENT
                                INTERNATIONAL COMPANY, LLC

                                By: /s/ WILLIAM M. GARDNER
                                    --------------------------------------------
                                    Name: WILLIAM M. GARDNER
                                          --------------------------------------
                                    Title: ASSISTANT INVESTMENT OFFICER
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                COLUMBUS LOAN FUNDING LTD.

                                BY TRAVELERS ASSET MANAGEMENT
                                INTERNATIONAL COMPANY, LLC

                                By: /s/ WILLIAM M. GARDNER
                                    --------------------------------------------
                                    Name: WILLIAM M. GARDNER
                                          --------------------------------------
                                    Title: ASSISTANT INVESTMENT OFFICER
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                 Credit Lyonnais New YOrk Branch
                               ------------------------------------------------,
                               as a Lender

                               By: /s/ Jeremy Horn
                                   --------------------------------------------
                                   Name: JEREMY HORN
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                 CSAM FUNDING I
                               ------------------------------------------------,
                               as a Lender

                               By: /s/ ANDREW H. MARSHAK
                                   --------------------------------------------
                                   Name: Andrew H. Marshak
                                         --------------------------------------
                                   Title: Authorize Signatory
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                            CypressTree Investment Partners I, Ltd.,
                            By: CypressTree Investment Management Company, Inc.,
                                as Portfolio Manager.

                                By: /s/ JEFFREY MEGAR
                                    --------------------------------------------
                                    Name: Jeffrey Megar
                                          --------------------------------------
                                    Title: Principal
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                            CypressTree Investment Partners II, Ltd.,
                            By: CypressTree Investment Management Company, Inc.,
                                as Portfolio Manager.

                                By: /s/ JEFFREY MEGAR
                                    --------------------------------------------
                                    Name: Jeffrey Megar
                                          --------------------------------------
                                    Title: Principal
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                               DELANO COMPANY (ACCT 274)
                               By: Pacific Investment Management Company LLC,
                                   as its Investment Advisor

                                   By: /s/ MOHAN V. PHANSALKAR
                                       --------------------------------------
                                       Mohan V. Phansalkar
                                       Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                               Dresdner Bank AG, New York
                               and Grand Cayman Branches
                               ------------------------------------------------,
                               as a Lender

                               By: /s/ BRIAN K. SCHNEIDER
                                   --------------------------------------------
                                   Name: Brian K. Schneider
                                         --------------------------------------
                                   Title: Associate
                                          -------------------------------------

                               By: /s/ WILLIAM E. LAMBERT
                                   --------------------------------------------
                                   Name: William E. Lambert
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                ELC (Cayman) Ltd. 2000-1,
                                ------------------------------------------------
                                as a Lender

                                By: First Union Institutional Debt Management
                                    --------------------------------------------
                                    Its: as Collateral Manager
                                         ---------------------------------------

                                By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                By: /s/ WILLIAM A. HAYES
                                    --------------------------------------------
                                    Name: William A. Hayes
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                ELC (Cayman) Ltd. 1999-III,
                                ------------------------------------------------
                                as a Lender

                                By: First Union Institutional Debt Management
                                    --------------------------------------------
                                    as Collateral Manager
                                       ---------------------------------------

                                By: /s/ ADRIENNE MUSGNOG
                                    --------------------------------------------
                                    Name: Adrienne Musgnog
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among
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Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and
Guarantors.


                                               ELT LTD.
                               ------------------------------------------------,
                               as a Lender

                               By: /s/ Diana L. Mushill
                                   --------------------------------------------
                                   Name: DIANA L. MUSHILL
                                         --------------------------------------
                                   Title: Authorized Agent
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                         ENDURANCE CLO I, LTD

                                         C/o ING Capital Advisors LLC,
                                         As Portfolio Manager

                                         BY:           /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:             GORDON COOK
                                         Title:       SENIOR VICE PRESIDENT
                                                       & PORTFOLIO MANAGER


                                         THE ING CAPITAL SENIOR SECURED HIGH
                                         INCOME HOLDINGS FUND, LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Investment Manager

                                         BY:           /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:             GORDON COOK
                                         Title:       SENIOR VICE PRESIDENT
                                                       & PORTFOLIO MANAGER


                                         SEQUILS-ING I (HBDGM), LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         BY:           /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:             GORDON COOK
                                         Title:       SENIOR VICE PRESIDENT
                                                       & PORTFOLIO MANAGER


                                         BALANCED HIGH-YIELD FUND I, LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Asset Manager

                                         BY:           /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:             GORDON COOK
                                         Title:       SENIOR VICE PRESIDENT
                                                       & PORTFOLIO MANAGER


                                         BALANCED HIGH-YIELD FUND II, LTD.

                                         BY:     ING Capital Advisors LLC,
                                                 as Asset Manager

                                         BY:           /s/ GORDON R. COOK
                                                 -------------------------------
                                         Name:             GORDON COOK
                                         Title:       SENIOR VICE PRESIDENT
                                                       & PORTFOLIO MANAGER

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             FIRST DOMINION FUNDING I
                             -------------------------------------------------,
                             as a Lender


                             By: /s/ ANDREW H. MARSHAK
                                 ---------------------------------------------
                                 Name: ANDREW H. MARSHAK
                                       ---------------------------------------
                                 Title: AUTHORIZED SIGNATORY
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             FIRST DOMINION FUNDING II
                             -------------------------------------------------
                             as a Lender


                             By: /s/ ANDREW H. MARSHAK
                                 ---------------------------------------------
                                 Name: ANDREW H. MARSHAK
                                       ---------------------------------------
                                 Title: AUTHORIZED SIGNATORY
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Wachovia Bank, N.A.
                             f/k/a First Union National Bank
                             -------------------------------------------------,
                             as a lender


                             By: /s/ MARK L. COOK
                                 ---------------------------------------------
                                 Name: Mark L. Cook
                                       ---------------------------------------
                                 Title: Director
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             FIRSTRUST BANK
                             -------------------------------------------------
                             as a Lender


                             By: /s/ BRYAN T. DENNEY
                                 ---------------------------------------------
                                 Name: Bryan T. Denney
                                       ---------------------------------------
                                 Title: Vice President
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                             -------------------------------------------------,
                             as a Lender


                             By: Richard D'Addario
                                 ---------------------------------------------,
                                Its:
                                    ------------------------------------------



                             By: /s/ Richard D'Addario
                                 ---------------------------------------------
                                 Name: Richard D'Addario
                                       ---------------------------------------
                                 Title: Vice President
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             GALAXY CLO 1999-1 LTD.
                             -------------------------------------------------,
                             as a Lender



                             By: /s/ THOMAS G. BRANDT
                                 ---------------------------------------------
                                 Name: Thomas G. Brandt
                                       ---------------------------------------
                                 Title: Managing Director
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             Aragston CLO 2001-1 Ltd
                             -------------------------------------------------
                             as a Lender


                             By: Bear Stearns Asset Management
                                 ---------------------------------------------,
                                 Its: Collateral Manager


                             By: /s/ Justin Driscoll
                                 ---------------------------------------------
                                 Name: JUSTIN DRISCOLL
                                       ---------------------------------------
                                 Title: Managing Director
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             IDS Life Insurance Company
                             By: American Express Asset Management Group Inc. As Collateral Manager
                             -------------------------------------------------,
                             as a Lender


                             By: /s/ STEVEN B. STAVER
                                 ---------------------------------------------
                                 Name: Steven B. Staver
                                       ---------------------------------------
                                 Title: Managing Director
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               JISSEKIKUN FUNDING, LTD. (ACCT. 1288)
                               By: Pacific Investment Management Company LLC,
                                   as its Investment Advisor

                                   By: /s/ MOHAN V. PHANSALKAR
                                       --------------------------------------
                                       Mohan V. Phansalkar
                                       Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH CNC LLC                                    ,
                                ------------------------------------------------
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Crescent - 2 LLC                           ,
                                ------------------------------------------------
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Crescent - 3 LLC                           ,
                                ------------------------------------------------
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Crescent LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Cypress Tree-1 LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH ING-3 LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Soleil LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Soleil-2 LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH Sterling LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                LEHMAN COMMERCIAL PAPER INC.
                                --------------------------------------------,
                                as a Lender

                                By: /s/ G. ANDREW KEITH
                                    --------------------------------------------
                                    Name: G. Andrew Keith
                                          --------------------------------------
                                    Title: Authorized Signatory
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                            LONGHORN CDO (CAYMAN) LTD
                            By: Merrill Lynch Investment Managers, L.P.
                                as Investment Advisor


                                By: /s/ GREG SPENCER
                                    --------------------------------------------
                                    Greg Spencer
                                    Authorized Signatory

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                            LONGHORN CDO II, LTD.
                            By: Merrill Lynch Investment Managers, L.P.
                                as Investment Advisor


                                By: /s/ GREG SPENCER
                                    --------------------------------------------
                                    Greg Spencer
                                    Authorized Signatory

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                                MASTER SENIOR FLOATING RATE TRUST


                                By: /s/ GREG SPENCER
                                    --------------------------------------------
                                    Greg Spencer
                                    Authorized Signatory

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                BANK LOAN INCOME PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor



                                By: /s/ GREG SPENCER
                                    --------------------------------------------
                                    Greg Spencer
                                    Authorized Signatory

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                MERRILL LYNCH PRIME RATE PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor


                                By: /s/ GREG SPENCER
                                    --------------------------------------------
                                    Greg Spencer
                                    Authorized Signatory

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                               MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                               By: /s/ GREG SPENCER
                                   --------------------------------------------
                                   Greg Spencer
                                   Authorized Signatory

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                Mizuho Corporate Bank, Ltd.
                                --------------------------------------------
                                as a Lender

                                By: /s/ MASHITO FUKUDA
                                    --------------------------------------------
                                    Name: Masahito Fukuda
                                          --------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                ML CLO XII PILGRIM AMERICA
                                (CAYMAN) LTD,

                                By: ING Investments, LLC
                                    as its investment manager

                                By: /s/ MARK F. HAAK
                                    ---------------------------------------
                                Name:   Mark F. Haak, CFA
                                Title:  Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                ML CLO XV PILGRIM AMERICA
                                (CAYMAN) LTD,

                                By: ING Investments, LLC
                                    as its investment manager

                                By: /s/ MARK F. HAAK
                                    --------------------------------------
                                Name:   Mark F. Haak, CFA
                                Title:  Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                ML CLO XX PILGRIM AMERICA
                                (CAYMAN) LTD,

                                By: ING Investments, LLC
                                    as its investment manager

                                By: /s/ MARK F. HAAK
                                    -----------------------------------
                                Name:   Mark F. Haak, CFA
                                Title:  Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                NORDEA BANK FINLAND PLC,
                                ------------------------------------------------
                                as a Lender

                                By: /s/ CHARLES J. LANSDOWN
                                    --------------------------------------------
                                    Name: Charles J. Lansdown
                                          --------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------

                                By: /s/ JOSEPH A. CICCOLINI
                                    --------------------------------------------
                                    Name: Joseph A. Ciccolini
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             NORTHWOODS CAPITAL II, LIMITED
                             BY: ANGELO, GORDON & CO., L.P.,
                             AS COLLATERAL MANAGER
                             -------------------------------------------------
                             as a Lender


                             By: /s/ JOHN W. FRASER
                                 ---------------------------------------------
                                 Name: JOHN W. FRASER
                                       ---------------------------------------
                                 Title: MANAGING DIRECTOR
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                             NORTHWOODS CAPITAL, LIMITED
                             BY: ANGELO, GORDON & CO., L.P.,
                             AS COLLATERAL MANAGER
                             -------------------------------------------------
                             as a Lender


                             By: /s/ JOHN W. FRASER
                                 ---------------------------------------------
                                 Name: JOHN W. FRASER
                                       ---------------------------------------
                                 Title: MANAGING DIRECTOR
                                        --------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                              OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1,
                              LTD.

                              By: INVESCO Senior Management, Inc., As Subadvisor

                              By: /s/ SCOTT BASKIND
                                  --------------------------------------------
                                  Name: Scott Baskind
                                        --------------------------------------
                                  Title: Authorized Signatory
                                         -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                PILGRIM CLO 1999-1 LTD.

                                By: ING Investments, LLC
                                    as its investment manager

                                By: /s/ MARK F. HAAK
                                    --------------------------------------
                                Name:   Mark F. Haak, CFA
                                Title:  Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                         PIMCO HIGH YIELD FUND (ACCT 705)
                         By: Pacific Investment Management Company LLC,
                             as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO


                             By: /s/ MOHAN V. PHANSALKAR
                                 --------------------------------------------
                                 Mohan V. Phansalkar
                                 Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                PNC Bank, National Association
                                --------------------------------------------,
                                as a Lender

                                By: /s/ STEVEN J. MCGEHRIN
                                    --------------------------------------------
                                    Name: Steven J. McGehrin
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                PPM SHADOW CREEK FUNDING LLC
                                --------------------------------------------,
                                as a Lender

                                By: /s/ DIANA L. MUSHILL
                                    --------------------------------------------
                                    Name: Diana L.Mushill
                                          --------------------------------------
                                    Title: Asst. Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                          PPM SPYGLASS FUNDING TRUST
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ DIANA L. MUSHILL
                                   --------------------------------------------
                                   Name: DIANA L. MUSHILL
                                         --------------------------------------
                                   Title: Authorized Agent
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                               PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                               By: CPF Asset Advisors LLC as Investment Manager,
                               ------------------------------------------------
                               as a Lender

                               By: /s/ THOMAS L. MOWAT
                                   --------------------------------------------
                                   Name: Thomas L. Mowat
                                         --------------------------------------
                                   Title: Associate Director
                                          -------------------------------------

                               By: /s/ ELIZABETH H. TALLMADGE
                                   --------------------------------------------
                                   Name: Elizabeth H. Tallmadge
                                         --------------------------------------
                                   Title: Managing Director
                                          Chief Investment Officer
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                ROSEMONT CLO, LTD.,
                                ------------------------------------------------
                                as a Lender

                                By: Deerfield Capital Management LLC,
                                    --------------------------------------------
                                    as its Collateral Manager
                                       ---------------------------------------

                                By: /s/ MARK E. WITTNEBEL
                                    --------------------------------------------
                                    Name: Mark E. Wittnebel
                                          --------------------------------------
                                    Title: Sr. Vice President
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                            SAN JOAQUIN CDO I LIMITED (#1282)
                            By: Pacific Investment Management Company LLC,
                                as its Investment Advisor


                                By: /s/ MOHAN V. PHANSALKAR
                                    --------------------------------------------
                                    Mohan V. Phansalkar
                                    Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               Scudder Floating Rate Fund
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ KELLY D. BABSON
                                   --------------------------------------------
                                   Name: Kelly D. Babson
                                         --------------------------------------
                                   Title: Managing Director
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               SEQUILS - CUMBERLAND I, LTD.
                               ------------------------------------------------,
                               as a Lender



                               By: DEERFIELD CAPITAL MANAGEMENT LLC
                                   --------------------------------------------,
                                   as its Collateral Manager


                                   By: /s/ MARK E. WITTNEBEL
                                       ----------------------------------------
                                       Name: MARK E. WITTNEBEL
                                             ----------------------------------
                                       Title: Sr. Vice President
                                              ---------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                SEQUILS I, LTD

                                By: TCW Advisors, Inc. as its
                                Collateral Manager


                                By: /s/ MARK L. GOLD
                                    --------------------------------------------
                                    Name: Mark L. Gold
                                    Title: Managing Director

                                By: /s/ WILLIAM BRENNAN
                                    --------------------------------------------
                                    Name: William Brennan
                                    Title: Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               Sequils-Centurion V, Ltd.
                               American Express Asset Management Group Inc.
                               as Collateral Manager
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ STEVEN B. STAVER
                                   --------------------------------------------
                                   Name: Steven B. Staver
                                         --------------------------------------
                                   Title: Managing Director
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                SEQUILS IV, LTD

                                By: TCW Advisors, Inc. as its
                                Collateral Manager


                                By: /s/ MARK L. GOLD
                                    --------------------------------------------
                                    Name: Mark L. Gold
                                    Title: Managing Director

                                By: /s/ WILLIAM BRENNAN
                                    --------------------------------------------
                                    Name: William Brennan
                                    Title: Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                            SEQUILS-MAGNUM, LTD. (#1280)
                            By: Pacific Investment Management Company LLC,
                                as its Investment Advisor


                                By: /s/ MOHAN V. PHANSALKAR
                                    --------------------------------------------
                                    Mohan V. Phansalkar
                                    Executive Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                             SRF TRADING, INC.
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ DIANA L. MUSHILL
                                   --------------------------------------------
                                   Name: DIANA L. MUSHILL
                                         --------------------------------------
                                   Title: ASST. VICE PRESIDENT
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                         STANWICH LOAN FUNDING LLC
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ DIANA L. MUSHILL
                                   --------------------------------------------
                                   Name: DIANA L. MUSHILL
                                         --------------------------------------
                                   Title: ASST. VICE PRESIDENT
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               The Sumitomo Trust & Banking Co., Ltd. NY Branch ------------------------------------------------,
                               as a Lender


                               By: /s/ FRANCES E. WYNNE
                                   --------------------------------------------
                                   Name: FRANCES E. WYNNE
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               SunAmerica Life Insurance Company
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ STEVEN OH
                                   --------------------------------------------
                                   Name: Steven Oh
                                         --------------------------------------
                                   Title: Authorized Agent
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               SunTrust Bank
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ WILLIAM C. WASHBURN, JR.
                                   --------------------------------------------
                                   Name: William C. Washburn, Jr.
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                               SYNDICATED LOAN FUNDING TRUST
                               BY: Lehman Commercial Paper Inc. not
                               in its individual capacity but solely
                               as administrative agent
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ G. ANDREW KEITH
                                   --------------------------------------------
                                   Name: G. Andrew Keith
                                         --------------------------------------
                                   Title: Authorized Signatory
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               Toronto Dominion (Texas), Inc.
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ ANN S. SLANIS
                                   --------------------------------------------
                                   Name: Ann S. Slanis
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                TRAVELERS CORPORATE
                                LOAN FUND INC.

                                BY TRAVELERS ASSET MANAGEMENT
                                INTERNATIONAL COMPANY, LLC


                                By: /s/ WILLIAM M. GARDNER
                                    --------------------------------------------
                                    Name: William M. Gardner
                                    Title: Assistant Investment Officer

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                THE TRAVELERS INSURANCE
                                COMPANY

                                By: /s/ WILLIAM M. GARDNER
                                    --------------------------------------------
                                    Name: William M. Gardner
                                    Title: Assistant Investment Officer

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                TCW SELECT LOAN FUND, LIMITED

                                By: TCW Advisors, Inc. as its
                                    Collateral Manager


                                By: /s/ MARK L. GOLD
                                    --------------------------------------------
                                    Name: Mark L. Gold
                                    Title: Managing Director

                                By: /s/ WILLIAM BRENNAN
                                    --------------------------------------------
                                    Name: William Brennan
                                    Title: Vice President

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               VAN KAMPEN CLO I, LIMITED
                               By: Van Kampen Investment Advisory Corp
                               As Collateral Manager
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ HOWARD TIFFEN
                                   --------------------------------------------
                                   Name: HOWARD TIFFEN
                                         --------------------------------------
                                   Title: MANAGING DIRECTOR
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               VAN KAMPEN CLO II, LIMITED
                               By: Van Kampen Investment Advisory Corp.
                               As Collateral Manager
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ HOWARD TIFFEN
                                   --------------------------------------------
                                   Name: HOWARD TIFFEN
                                         --------------------------------------
                                   Title: MANAGING DIRECTOR
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               VAN KAMPEN
                               PRIME RATE INCOME TRUST
                               By: Van Kampen Investment Advisory Corp.
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ HOWARD TIFFEN
                                   --------------------------------------------
                                   Name: HOWARD TIFFEN
                                         --------------------------------------
                                   Title: MANAGING DIRECTOR
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                               VAN KAMPEN
                               SENIOR INCOME TRUST
                               By: Van Kampen Investment Advisory Corp.
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ HOWARD TIFFEN
                                   --------------------------------------------
                                   Name: HOWARD TIFFEN
                                         --------------------------------------
                                   Title: MANAGING DIRECTOR
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                         Venture CDO 2002, Limited
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ MICHAEL G. REGAN
                                   --------------------------------------------
                                   Name: Michael G. Regan
                                         --------------------------------------
                                   Title: Director
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                               Webster Bank
                               ------------------------------------------------,
                               as a Lender


                               By: /s/ ELISABETH V. PIKER
                                   --------------------------------------------
                                   Name: Elisabeth V. Piker
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                [ILLEGIBLE]
                                ------------------------------------------------
                                as a Lender

                                By: /s/ PETER STEVENSON
                                    --------------------------------------------
                                    Name: Peter Stevenson
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

                                By: /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    Name: [ILLEGIBLE]
                                          --------------------------------------
                                    Title: Associate Director
                                           -------------------------------------

Signature Page to the letter dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.

                                KZH ING-2 LLC
                                -----------------------------------------------,
                                as a Lender

                                By: /s/ ANTHONY IARROBINO
                                    --------------------------------------------
                                    Name: Anthony Iarrobino
                                          --------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------